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Exhibit 10.4

APPENDIX X
[Amendment Number 2]

Agency Code 12000	Contract Number C021236
Period 4/1/07 - 12/31/08	Funding Amount for Period Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and WellCare of New York, Inc., (hereinafter referred to as the CONTRACTOR), to modify Contract Number C021236, as set forth below as set forth below and to extend the contract period through December 31, 2008. The effective date of these modifications is April 1, 2007.

1. Amend Section 5.1 (a) “Eligible to Enroll in the Medicaid Advantage Program” to read as follows:

5.1 Eligible to Enroll in the Medicaid Advantage Program

a) Except as specified in Section 5.2, persons meeting the following criteria shall be eligible to enroll in the Contractor’s Medicaid Advantage Product:

i) Must have full Medicaid coverage;

ii) Must have evidence of Medicare Part A & B coverage; or be enrolled in Medicare Part C Coverage;

iii) Must reside in the service area as defined in Appendix M of this agreement;

iv) Must be 18 years of age or older; and

v) Must enroll in the Contractor’s Medicare Advantage Product as defined in Section 1 and Appendix K-1 of this agreement

2. Add a Section 14 “Provisions Related to New York State Information Security Breach and Notification Act” to Appendix R “Additional Specifications for the Medicaid Advantage Agreement” to read as follows:

14. Provisions Related to New York State Information Security Breach and Notification Act

Contractor shall comply with the provisions of the New York State Information Security Breach and Notification Act (General Business Law Section 899-aa; State Technology Law Section 208). Contractor shall be liable for the costs associated with such breach if caused by the Contractor’s negligent or willful acts or omissions, or the negligent or willful acts or omissions of the Contractor’s agents, officers, employees or subcontractors.

All other provisions of said AGREEMENT shall remain in full force and effect

Appendix X
Medicaid Advantage Contract Amendment
April 1, 2007

In WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE
By: /s/ Todd S. Farha	By: /s/ Donna Frescatore
Todd S. Farha	Donna Frescatore
Title: President and CEO	Title: Deputy Director
Date: 2/26/2007	Date: 3/2/2007
State Agency Certification: In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all exact copies of this contract

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

On the 26th day of February 2007, before me personally appeared Todd S. Farha, to me known, who being by me duly sworn, did depose and say that he/she resides at Tampa, Florida, that he is the President and CEO of WellCare of New York, Inc. the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name hereto by order of the board of directors of said corporation

Notary

Appendix X
Medicaid Advantage Contract Amendment
April 1, 2007